Accounting for Certain Loans Acquired with Deteriorated Credit Quality	12 Months Ended
Sep. 30, 2014
Text Block [Abstract]
Accounting for Certain Loans Acquired with Deteriorated Credit Quality

6. Accounting for Certain Loans Acquired with Deteriorated Credit Quality

In June 2010, the Company acquired certain loans that had deteriorated credit quality. Loan accounting specific to these purchased impaired loans addresses differences between contractual cash flows expected to be collected from the initial investment in loans if those differences are attributable, at least in part, to credit quality. Several factors were considered when evaluating whether a loan was considered a purchased impaired loan, including the delinquency status of the loan, updated borrower credit status, geographic information, and updated loan-to-values (“LTV”). U.S. GAAP allows purchasers to aggregate purchased impaired loans acquired in the same fiscal quarter in one or more pools, provided that the loans have common risk characteristics. A pool is then accounted for as a single asset with a single composite interest rate and an aggregate expectation of cash flows.

Loan pools are periodically reassessed to determine expected cash flows. In determining the expected cash flows, the timing of cash flows and prepayment assumptions for smaller, homogenous loans are based on statistical models that take into account factors such as the loan interest rate, credit profile of the borrowers, the years in which the loans were originated, and whether the loans are fixed or variable rate loans. Prepayments may be assumed on large individual loans that consider similar prepayment factors listed above for smaller homogenous loans. The re-assessment of purchased impaired loans resulted in the following changes in the accretable yield during 2014 and 2013 (in thousands):

Balance at September 30, 2012	$93,859
Accretion	(29,674)
Reclassification from nonaccretable difference	6,815
Disposals	(3,340)

Balance at September 30, 2013	67,660
Accretion	(18,204)
Reclassification from nonaccretable difference	6,252
Disposals	(4,819)

Balance at September 30, 2014	$50,889

The reclassifications from nonaccretable difference noted in the table above represent instances where specific pools of loans are expected to perform better over the remaining lives of the loans than expected at the prior re-assessment date.

The following table provides purchased impaired loans at September 30, 2014 and September 30, 2013 (in thousands):

	September 30, 2014			September 30, 2013
	Outstanding Balance[1]	Recorded Investment[2]	Carrying Value[3]	Outstanding Balance[1]	Recorded Investment[2]	Carrying Value[3]
Residential real estate	$115,863	$102,987	$100,203	$143,998	$129,905	$124,871
Commercial real estate	130,825	49,202	48,557	172,706	85,022	84,541
Commercial non real estate	16,697	6,361	6,361	19,539	8,179	6,448
Agriculture	1,747	1,746	1,746	—	—	—
Consumer	2,019	1,843	1,818	3,721	3,202	3,202

Total lending	$267,151	$162,139	$158,685	$339,964	$226,308	$219,062

[1]	Represents the legal balance of loans acquired with deteriorated credit quality.
[2]	Represents the book balance of loans acquired with deteriorated credit quality.
[3]	Represents the book balance of loans acquired with deteriorated credit quality net of the related allowance for loan losses.

Due to improved cash flows of the purchased impaired loans, the reductions to allowance recognized on previous impairments were $4.48 million and $4.58 million for the years ended September 30, 2014 and 2013, respectively.